Exhibit 99.1

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS
CASE NUMBER: 08-35994
JUDGE: Kevin R. Huennekens

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: JULY 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-8) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

G. WILLIAM EVANS	September 16, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF PREPARER	TITLE

G. WILLIAM EVANS	September 16, 2009
PRINTED NAME OF PREPARER	DATE

LANDAMERICA FINANCIAL GROUP

NOTES TO THE MONTHLY OPERATING REPORT

MONTH ENDING: JULY 31, 2009

1.	The accompanying financial statements as presented are not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.

While the Debtor and its professionals have made every reasonable effort to ensure that the Debtor’s Monthly Operating Reports are accurate and complete, based upon information that was available to them at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information and/or further review and analysis of the Debtor’s books and records may result in changes to financial data and other information contained in the Monthly Operating Reports. Moreover, because the Monthly Operating Reports contain unaudited information which is subject to further review and potential adjustment, the Debtor and its agents, attorneys and financial advisors cannot guarantee or warrant the accuracy or completeness of the data that is provided herein.

3.

The preparation of the Monthly Operating Reports required the Debtor and its agents, attorneys and financial advisors to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Without prior notice, the Debtor may amend its Monthly Operating Reports as it deems necessary and appropriate to reflect material changes, if any, that arise during the pendency of its chapter 11 case. The Debtor, therefore, reserves the right to amend the Monthly Operating Reports in all respects as may be necessary or appropriate, including, but not limited to, the right to assert offsets or defenses to, or to dispute, any claim reflected on the Monthly Operating Reports. Furthermore, nothing contained in the Monthly Operating Reports shall constitute a waiver of the Debtor’s rights with respect to its chapter 11 case.

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-1
Balance Sheet
As of July 31, 2009
Case No: 08-35994
($ thousands)

Assets

Cash	$ 81,229
Restricted Cash	15,523
Notes:
Fidelity National Title	50,000
Other	12,957

Fidelity National Title stock	54,892

Taxes receivable	21,462
Property and equipment, net	14,520
Title Plants	945
Other assets	53,021
Investments in subsidiaries and consolidated joint ventures	651,318
Intercompany receivable	251,842

Total Assets	$ 1,207,709

Liabilities

Accounts payable and accrued liabilities	$ 25,977
Liabilities subject to compromise	488,497

Total Liabilities	514,474

Total Shareholders' Equity	693,235

Total Liabilities and Shareholders' Equity	$ 1,207,709

LandAmerica Financial Group, Inc.		ACCRUAL BASIS-2
Statement of Operations
Case No: 08-35994
($ thousands)

	July 09	Cumulative Case to Date
Revenue
Investment and other income	$ 440	$ 2,367
Valuation adjustment related to Fidelity National Title stock	2,605	4,829

Total Revenue	3,045	7,196

Expenses
General, administrative and other expenses	816	3,369
Professional fees	3,792	30,861
Impairment of assets and other non-cash adjustments	(1,735)	(10,975)
Depreciation and amortization	298	2,589
Interest Expense (1)	3,891	4,141
Loss on disposal of subsidiaries (2)	15,042	774,545

Total Expenses	22,102	804,530

Net Loss before income taxes	(19,058)	(797,334)

Income Taxes	-	3,398

Net Loss	$ (19,058)	$ (800,732)

Notes:
(1) - Non-cash write-off of deferred finance costs

(2) - $12.0 million adjustment to loss on disposal of certain subsidiaries to Fidelity National Title Insurance

Company ("Fidelity") and $3.0 million loss on sale of investment in RealEC Technologies, Inc.

LandAmerica Financial Group, Inc.		ACCRUAL BASIS - 3
Schedule of Cash Receipts and Disbursements
For the Month Ending July 31, 2009
Case No: 08-35994
($ thousands)
	July '09	Cumulative
Opening Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$ 63,831	$ 2,774
Pension Benefit Guaranty Corporation ("PBGC") [4]	4,657
Underwriters	7,474	(9,832)
Retained subsidiaries	2,929	-
Opening Cash	78,891	(7,058)

Cash Receipts
Collections received for the benefit of;
Underwriters[1]	19	138,040
Retained subsidiaries [2,5]	10,299	51,242
Payment reimbursements by;
Underwriters[1]	-	122,125
Retained subsidiaries [2]	10,209	152,650
Proceeds from sale of the Underwriting businesses;
LandAmerica Financial Group, Inc.	-	75,539
Retained subsidiaries	-	-
Proceeds from sale of LandAmerica Valuation Corporation	-	202
Proceeds from sale of LoanCare, net	-	15,522
Proceeds from sale of RealEC	2,500	2,500
Other Receipts	1,624	14,896
Total Receipts	24,652	572,715
Cash Disbursements
Related to LandAmerica Financial Group, Inc.
Payroll & related expenses	1,177	5,761
Rent & other occupancy costs	190	3,287
Insurance	126	1,745
Leases	51	1,169
Information Technology & support services	591	2,011
Payables	171	1,944
Bankruptcy Professional Fees	3,030	20,094
Return of Funds - Underwriters [3]	-	9,761
Transfers to Restricted Cash [4]	4,657	15,522
Other	-	(2,722)
Total	9,991	58,573
Payments made for the benefit of;
Underwriters[1]	517	233,595
Retained subsidiaries [2]	11,805	192,260
Total Disbursements	22,314	484,428
Net Cash Flow	2,338	88,287
Ending Cash and Cash Equivalents	$ 81,229	$ 81,229
Ending Cash and Cash Equivalents
Held for the benefit;
LandAmerica Financial Group, Inc.	$ 62,620	$ 62,620
Underwriters	6,976	6,976
Retained subsidiaries	11,632	11,632
Total	$ 81,229	$ 81,229

Notes:
1 - Represents cash activity on behalf of subsidiaries that were acquired by Fidelity on December 22, 2008
2 - Represents cash activity on behalf of subsidiaries that were retained by LandAmerica Financial Group, Inc. ("LFG")

3 - Reflects the return of funds to the underwriters for (a) Transition Services through January 31, 2009 of $7.6 million and (b) funding provided to LFG for outstanding checks that did not clear LFG's bank accounts of $2.1 million.

4 - In accordance with the order approving the settlement agreement with the PBGC dated May 28, 2009 a portion of the net sale proceeds (30%)

from the sale of LoanCare were placed into a separate escrow account. $10.9 million in LoanCare sale proceeds were previously placed into a separate escrow account in accordance with the LoanCare Sale Order dated May 21, 2009.

5 - Includes $10 million of proceeds from the sale of an LFG subsidiaries' interest in DataTrace Information Services. The proceeds were subsequently transferred to the subsidiaries' bank account in August 2009.

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS-4
CASE NUMBER: 08-35994

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT
1.	0-30	-
2.	31-60	-
3.	61-90	-
4.	91+	-
5.	TOTAL ACCOUNTS RECEIVABLE	-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	-	-	-	-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	JULY 2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER	$ -	-	-	-	$ -
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$	$ -

6.	ACCOUNTS PAYABLE	$ 5,839,921	$ -	$ -	$	$ 5,839,921

STATUS OF POSTPETITION TAXES			MONTH:	JULY 2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	-	454,058	454,058	-
2.	FICA-EMPLOYEE**	-	286,103	286,103	-
3.	FICA-EMPLOYER**	-	286,105	286,105	-
4.	UNEMPLOYMENT	-	387	387	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	-	1,026,652	1,026,652	-
STATE AND LOCAL			-	-	-
8.	WITHHOLDING	-	147,954	147,954	-
9.	SDI/UC	-	15,254	15,254	-
10.	SALES	-	-	-	-
11.	EXCISE	-	-	-	-
12.	UNEMPLOYMENT	-	3,485	3,485	-
13.	REAL PROPERTY	-	-	-	-
14.	PERSONAL PROPERTY	-	-	-	-
15.	OTHER (ATTACH LIST)	-	-	-	-
16.	TOTAL STATE & LOCAL	-	166,693	166,693	-
17.	TOTAL TAXES	-	1,193,345	1,193,345	-

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating
	report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: LandAmerica Financial Group, Inc. et al.				ACCRUAL BASIS-5
CASE NUMBER: 08-35994

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	JULY 2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		SEE EXHIBIT A
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 96,751,208
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND				$ -

13.	TOTAL CASH - END OF MONTH	$ 96,751,208

CASE NAME: LandAmerica Financial Group, Inc. et al.					EXHIBIT A
CASE NUMBER: 08-35994					July 31, 2009

G/L Acct #	Bank/Institution	Description	GL Balance	Bank Balance	Reconciled as of 07/31/09
Cash
10145	Bank of America	7313701365	$ 73,228	$ 75,058	Y
10301	Bank of America	480112398	3,545,908	3,637,447	Y
10775	Bank of America	1257105449	12,734,711	12,734,711	Y
10776	Bank of America	1257105463	239,137	239,137	Y
10182	Bank of America	1257109206	(1,194,956)	2,560,822	Y

	Total Cash:		15,398,027	19,247,175

Cash Equivalents
11255	Citibank Smith Barney	170-09815	65,830,678	65,830,678

Cash and Cash Equivalents			81,228,705	85,077,853

Restricted Cash
10680	BB&T	1880001058	10,865,753	10,865,753	Y
10268	BB&T	1880001094	4,656,750	4,656,750	Y

	Total Restricted Cash:		15,522,503	15,522,503

Total Cash			$ 96,751,208	$ 100,600,356

Inactive Cash Accounts
The following bank accounts were closed in the Month of July

10115	Bank of America	4111809057	-	-	Y
10150	Citibank	9945360647	-	-	Y

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-6
CASE NUMBER: 08-35994

MONTH:	JULY 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	SEE EXHIBIT B
2.
3.	TOTAL PAYMENTS
	TO INSIDERS (1)		$ 37,613	$ 212,001

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID * (4)
1.	Williams Mullen (2)			$ 16,955	$ 63,997	$ 11,252
2.	Williams Mullen (3)	05/18/2009	197,917		197,917	-
3.	ZolfoCooper (2)			982,457	6,097,742	-
4.	McGuire Woods (2)			760,456	2,057,459	354,405
5.	McGuire Woods (3)	05/18/2009	2,183,773		2,183,773	-
6.	Willkie Farr (2)			763,160	1,847,823	315,769
7.	Willkie Farr (3)	05/18/2009	2,293,475		2,293,475	-
8.	Epiq (2)			62,977	607,777	-
9.	Alvarez & Marsal (2)			197,190	841,200	138,416
10.	Alvarez & Marsal (3)	05/20/2009	794,713		794,713	-
11.	LeClair Ryan (2)			118,583	427,184	70,718
12.	LeClair Ryan (3)	05/20/2009	548,334		548,334	-
13.	Bingham McCutchen (3)	05/20/2009	1,846,862		1,846,862	-
14.	UCC Members (5)		2,518	6,311	-
15.	Deloitte		51,775	51,775	9,137
16.	TOTAL PAYMENTS	$ 7,865,074	$ 2,956,070	$ 19,866,342	$ 899,697
	TO PROFESSIONALS

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND PENDING APPROVAL

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		$ -	$ -	$ -
2.
3.	TOTAL	$ -	$ -	$ -

(1)

Effective February 1, 2009, all employees of LandAmerica Financial Group, Inc. (“LFG”) and its affiliates (collectively with LFG, “LandAmerica”) who were previously employed by Lawyer’s Title Insurance Corporation (“LTIC”) became employees of LFG. All payments referenced were made in accordance with LandAmerica’s cash management system as fully described in LFG’s Motion for Order Authorizing: (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code and as approved by the Bankruptcy Court’s December 2, 2008 Order Authorizing (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code (the “LFG Cash Management Order”).

During the month of July 2009, LFG made ordinary course payments for directors' fees and reimbursable expenses of $37,613. See Exhibit B. Ordinary course employee salary, benefits, and reimburseable expenses have been excluded. No other payments have been made to insiders during the reporting period.

(2)

Fees and expenses paid in accordance with the Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008 and/or the professionals respective retention orders.

(3)

Interim compensation and expense reimbursement authorization for the period November 26, 2008 through February 28, 2009. Payments in June 2009 represent the 15% holdback of fees for the period authorized.

(4)

Total incurred and unpaid represents 15% holdback of fees as required per Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008.

(5)

Interim compensation and expense reimbursement authorization for the period January 1, 2009 through April 30, 2009. Payment in June 2009 represents expenses incurred by Citadel Investment Group and the Bank of New York Mellon (collectively the "UCC Members").

CASE NAME: LandAmerica Financial Group, Inc. et al.	EXHIBIT B
CASE NUMBER: 08-35994	JULY 2009

Name	Type of Payment	January	February	March	April	May	June	July	Cumulative Case to Date

Janet A. Alpert	Reimbursable Travel Expenses	$ 566	$ -	$ -	$ -	$ -	$ -	$ -	$ 566
Janet A. Alpert	Directors' Fees	4,675	-	-	1,700	-	-	-	6,375
Michael Dinkins	Directors' Fees	1,700	-	-	-	-	-	-	1,700
Charles Foster	Directors' Fees	1,700	-	-	-	-	-	-	1,700
John P. McCann	Directors' Fees	8,075	-	3,400	6,375	5,100	1,700	8,075	32,725
Dianne M. Neal	Reimbursable Travel Expenses	1,268	-	-	-	-	-	-	1,268
Dianne M. Neal	Directors' Fees	3,400	-	-	1,700	-	-	-	5,100
Robert F. Norfleet	Directors' Fees	11,050	-	3,400	8,075	-	-	-	22,525
Robert T. Skunda	Directors' Fees	8,075	-	3,400	6,375	5,100	1,700	8,075	32,725
Julious P. Smith	Directors' Fees	1,700	-	-	-	-	-	-	1,700
Thomas G. Snead	Directors' Fees	13,388	-	3,400	11,688	5,100	1,700	13,388	48,664
Dr. Eugene P. Trani	Directors' Fees	4,675	-	-	1,700	-	-	-	6,375
Dr. Eugene P. Trani	Directors' Deferral Plan	-	-	-	4,498	-	-	-	4,498
Gale K. Caruso	Reimbursable Travel Expenses	823	479	-	-	-	-	-	1,302
Gale K. Caruso	Directors' Fees	5,950	-	-	1,700	-	-	-	7,650
Herbert Wender	Directors' Deferral Plan	-	-	-	2,907	-	-	-	2,907
Marshall B. Wishnack	Reimbursable Travel Expenses	1,497	-	-	-	-	-	-	1,497
Marshall B. Wishnack	Directors' Fees	8,075	-	3,400	6,375	5,100	1,700	8,075	32,725

Total Cash:		$ 76,617	$ 479	$ 17,000	$ 53,093	$ 20,400	$ 6,800	$ 37,613	$ 212,001

CASE NAME: LandAmerica Financial Group, Inc. et al.		ACCRUAL BASIS-7
CASE NUMBER: 08-35994

	MONTH:	JULY 2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES		X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.

Pursuant to the Bankruptcy Court's July 23, 2009 Order: (A) Approving Sale of Debtor's Stock in RealEC Technologies, Inc. and

Related Stock Purchase Agreement; and (B) Granting Related Relief, LFG sold its interest in RealEC Technologies, Inc. for $2.5 million in cash.

The Debtor initiated various de minimus asset sales for such items as fixed assets and miscellaneous other assets in accordance with the Bankruptcy

Court's Order Authorizing and Approving Expedited Procedures for the Sale, Transfer or Abandonment of De Minimus Assets dated April 22, 2009.

2.

Pursuant to the LFG Cash Management Order, the Debtor is authorized to continue using its existing prepetition bank account and cash management system. All postpetiton disbursements have been in accordance with the LFG’s cash management system and the LFG Cash

Management Order.

3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
12.

Effective February 1, 2009, all employees of LandAmerica who were previously employed by LTIC became employees of LFG. Pre and

Postpetition wages associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system,

the LFG Cash Management Order and the Prepetition Wage Order.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
N/A

CASE NAME: LandAmerica Financial Group, Inc. et al.				ACCRUAL BASIS-8
CASE NUMBER: 08-35994

		MONTH:	JULY 2009

	INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Commercial Umbrella $35 mil Primary	Zurich	10/1/08-10/1/09	$ 109,686	AT INCEPTION
Commercial Umbrella 1st Excess $40mil	FFIC	10/1/08-10/1/09	44,100	AT INCEPTION
Commercial Umbrella 2nd Excess $25mil	Travelers	10/1/08-10/1/09	22,400	AT INCEPTION
Dir & Off $15M Primary	HCC	10/30/08-10/30/09	995,000	AT INCEPTION
Dir & Off $15M 1st Excess	Zurich	10/30/08-10/30/09	845,750	AT INCEPTION
Dir & Off 2nd Excess	CNA PRO	10/30/08-10/30/09	718,887	AT INCEPTION
Dir & Off 3rd Excess	Allied World	10/30/08-10/30/09	611,000	AT INCEPTION
Dir & Off 4th Excess	Arch	10/30/08-10/30/09	611,050	AT INCEPTION
Dir & Off 5th Excess	AIG	10/30/08-10/30/09	514,254	AT INCEPTION
Dir & Off 6th Excess - Side A	Max Bermuda	10/30/08-10/30/09	350,000	AT INCEPTION
Dir & Off 7th Excess - Side A	Ariel Re	10/30/08-10/30/09	160,000	AT INCEPTION
Dir & Off 6-yr ERP Capital Title	St. Paul Mercury Ins Co.	10/06-10/12	239,889	AT INCEPTION
E&O Employed Lawyers	Illinois Union Ins.	11/11/08-11/11/09	91,828	AT INCEPTION
Misc. E&O	Illinois Union Ins.	12/31/08-12/31/09	392,117	AT INCEPTION
Crime (Primary)	RLI Insurance Company	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (1st Excess)	Westchester Fire	12/31/08-12/31/09	9,000	AT INCEPTION
Crime (2nd Excess)	Liberty Mutual	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (3rd Excess)	U.S. Specialty	12/31/08-12/31/09	77,613	AT INCEPTION
Centennial Bank Fidelity Bond	Chubb	12/31/08-12/31/09	9,000	AT INCEPTION
Fiduciary Primary	Arch Ins. Co.	12/31/08-12/31/09	175,000	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Contractors Pollution	Illinois Union Ins.	12/31/08-12/31/09	157,526	AT INCEPTION
Group Personal Excess	Chubb	10/1/08-10/1/09	17,760	AT INCEPTION
Commercial Package	Lexington	10/1/08-10/1/09	220,860	AT INCEPTION
General Liability	Sentry	10/1/08-10/1/09	80,844	AT INCEPTION
Workers Comp Ded. Monthly Instal.	Sentry	10/1/08-10/1/09	364,708	MONTHLY
Workers Comp Retro Monthly Instal.	Sentry	10/1/08-10/1/09	38,567	MONTHLY
Mortgage Protection	Zurich	10/1/08-10/1/09	500	AT INCEPTION